Exhibit 10.19

AMENDMENT 2

TO PORTAL/LOS LINK AGREEMENT

Ellie Mae, Inc. and First American

THIS AMENDMENT NUMBER TWO (“Amendment 2”) is made this 5/28, 2010 (the “Amendment Effective Date”) by and between Ellie Mae, Inc., a Delaware corporation (“Ellie Mae”) and First American Real Estate Solutions LLC, a California limited liability company, First American CoreLogic, Inc., a Delaware corporation (successor-in-interest to First American Real Estate Solutions, L.P.), eAppraiseIT LLC, a Delaware limited liability company, First American Title Insurance Company, a California corporation, First Advantage Credco, LLC (dba First American Credco), a Delaware limited liability company, First American Flood Hazard Certification LLC, a Delaware limited liability company, and First American Real Estate Tax Service, LLC, a Delaware limited liability company (collectively, “First American”), and amends the Portal Agreement dated January 1, 2007 between Ellie Mae and First American (“Portal Agreement”).

WITNESSETH

WHEREAS, the First American group of companies is spinning off its financial services companies, and must separate the services provided by First American Title Insurance Company;

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	All references in the Portal Agreement, as amended, to First American Title Insurance Company and services provided by First American Title Insurance Company are hereby deleted in their entirety.

2.	All references in the Portal Agreement, as amended, to “First American,” including the parenthetical reference in the preamble, are hereby replaced with “Information Solutions Companies” or “ISC”).

3.	Section 6.4 is hereby deleted in its entirety and replaced with the following:

ISC hereby grants to Ellie Mae, for the term of this Agreement, a non-exclusive, non-transferable, royalty-free license to: (a) use the ISC portion of the Interface to link the Ellie Mae Platform to the ISC Network and (b) use the trade names, logos, trademarks and service marks that are supplied by ISC (the “Marks”) on the Ellie Mae Platform as is reasonably necessary to promote the Ellie Mae Platform and otherwise to perform its obligations under this Agreement and subject to any policies promulgated by ISC regarding the marketing, sale and support of the Linked Services; provided, however, that any promotional materials or usages containing any of the ISC Marks will be subject to trademark guidelines provided to Ellie Mae. Ellie Mae shall have no implied licenses nor shall an implied license be deemed to be granted. ISC hereby reserves any and all rights not expressly granted to Ellie Mae herein. Ellie Mae shall not modify or alter ISC’s graphics or text links in any way without ISC’s prior written consent. Graphics or text links include, but are not limited to, banners, buttons, logos and other images.

4.	A signature on a copy of this Amendment received by either party by facsimile or portable document format (PDF) is binding upon the other party as an original. The parties shall treat a photocopy of such facsimile as a duplicate original.

All of the terms and conditions in the Agreement not amended herein shall remain in full force and effect. This Amendment and the Agreement may only be modified by the written consent of the parties.

IN WITNESS WHEREOF, First American and Ellie Mae each have caused this Amendment 2 to be signed and delivered by its duly authorized representative.

Ellie Mae, Inc.	First American Real Estate Solutions LLC

/s/ Jonathan Corr	/s/ Scott A. Brinkley
Signature	Signature
Jonathan Corr	Scott A. Brinkley
Name	Name
EVP/CSO	SVP
Title	Title

First American CoreLogic, Inc.	First American Flood Hazard Certification LLC

/s/ Stergios Theologides	/s/ Vicki Chenault
Signature	Signature
Stergios Theologides	Vicki Chenault
Name	Name
SVP	SVP
Title	Title

First American Real Estate Tax Service LLC	First Advantage Credco, LLC (dba First American Credco)

/s/ Lucy A. Przybyla	/s/ Ronald W. Glaser
Signature	Signature
Lucy A. Przybyla	Ronald W. Glaser
Name	Name
SVP	SVP
Title	Title

First American Title Insurance Company	First American Title Insurance Company

/s/ Timothy V. Kemp	`
Signature	Signature
Timothy V. Kemp	`
Name	Name
VP, Secretary	`
Title	Title

eAppraiseIT LLC

/s/ Joni Pierce
Signature
Joni Pierce
Name
SVP
Title